Income and Expenses Items - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Analysis Of Income And Expense [Abstract]
Other income	$ 1,712	$ 114
Dividend income	105	100	$ 96
Net gain on financial instruments	(2)	(332)	171
Total other income	1,817	214	267
Others	9	4	94
Net loss on financial instruments	2	332
Total other expenses	$ 11	$ 336	$ 94